UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22718

Two Roads Shared Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-490-4300

Date of fiscal year end: 10/31

Date of reporting period:  10/31/24

Item 1. Reports to Stockholders.

(a)	Insert Tailored Shareholder Report

Wealthfront Risk Parity Fund

Class W (WFRPX )

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about Wealthfront Risk Parity Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.wealthfront.com. You can also request this information by contacting us at 1-877-910-4232.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$26	0.24%

How did the Fund perform during the reporting period?

In the fiscal year of 2024 the Fund earned a total return of 20.41%, with every asset class that the Fund invests in contributing positively, before costs. Despite these positive results, the Fund slightly underperformed its primary benchmark, which earned a total return of 23.56%.

The Fund determines its portfolio’s weightings using a risk-balanced approach, which seeks to allocate risk equally to a broad range of asset classes, including: US, non-US Developed Markets, and Emerging Markets Equities; US and Emerging Markets Bonds; Treasury Inflation-Protected Securities, and Real Estate.

One consequence of this approach is that the equity asset classes tend to receive close to equal weight in the portfolio, due to their levels of volatility being roughly similar. This results in a relatively higher weight on foreign assets when compared to the Fund’s equity benchmark, the MSCI World. This worked to the Fund’s detriment this year, as US equities outperformed other markets by significant margins. Over the fiscal year of 2024, the total returns of US, foreign developed, and emerging markets equities were 38.02%, 22.97%, and 25.31%, respectively. For context, 2024’s difference in performance between US and foreign developed equities was the 18th largest of the 299 twelve-month periods since 1999, and the performance difference between US and emerging markets equities was the 76th largest over of the same 299 twelve-month periods. The out performance of US equities, coupled with their relatively lower weight in the portfolio detracted from the Fund’s performance relative to its benchmark.

How has the Fund performed since inception?

Total Return Based on $5,000,000 Investment

Wealthfront Risk Parity Fund
3336 - 40% BB Barclays Global Agg TR / 60% - MSCI World TR
Bloomberg Global Aggregate Index
MSCI WORLD INDEX Net (USD)
$9,200,000
$7,360,000
$5,520,000
$3,680,000
$1,840,000
$0
$9,194,869
$7,233,918
$4,888,502
$4,843,705
Jan-2018
Oct-2018
Oct-2019
Oct-2020
Oct-2021
Oct-2022
Oct-2023
Oct-2024

	Wealthfront Risk Parity Fund	3336 - 40% BB Barclays Global Agg TR / 60% - MSCI World TR	Bloomberg Global Aggregate Index	MSCI WORLD INDEX Net (USD)
Jan-2018	$5,000,000	$5,000,000	$5,000,000	$5,000,000
Oct-2018	$4,215,833	$4,699,602	$4,802,348	$4,624,113
Oct-2019	$5,441,905	$5,252,877	$5,260,355	$5,211,081
Oct-2020	$4,737,633	$5,536,140	$5,556,730	$5,438,530
Oct-2021	$5,592,307	$6,771,003	$5,487,665	$7,637,045
Oct-2022	$4,194,947	$5,471,200	$4,346,907	$6,225,808
Oct-2023	$4,059,946	$5,854,603	$4,421,617	$6,878,357
Oct-2024	$4,888,502	$7,233,918	$4,843,705	$9,194,869

Average Annual Total Returns

	1 Year	5 Years	Since Inception (January 22, 2018)
Wealthfront Risk Parity Fund	20.41%	-2.12%	-0.33%
3336 - 40% BB Barclays Global Agg TR / 60% - MSCI World TR	23.56%	6.61%	5.67%
Bloomberg Global Aggregate Index	9.54%	-1.64%	-0.47%
MSCI WORLD INDEX Net (USD)	33.68%	12.03%	9.41%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

U.S. Treasury Obligations
89.9%
Money Market Funds
7.2%
Liabilities in Excess of Other Assets
2.9%

Value	Value
Liabilities in Excess of Other Assets	2.9%
Money Market Funds	7.2%
U.S. Treasury Obligations	89.9%

Fund Statistics

Net Assets	$1,290,557,260
Number of Portfolio Holdings	122
Advisory Fee	$3,053,792

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
United States Treasury Bill, 1/16/25, 4.500%	11.4%
United States Treasury Bill, 1/9/25, 4.500%	11.0%
United States Treasury Bill, 11/7/24, 4.050%	10.7%
United States Treasury Bill, 11/14/24, 4.390%	10.4%
United States Treasury Bill, 12/5//24, 4.540%	9.5%
United States Treasury Bill, 12/26/24, 4.580%	7.6%
United States Treasury Bill, 1/2/25, 4.530%	7.5%
First American Treasury Obligations Fund, Class X	7.3%
United States Treasury Bill, 1/23/25, 4.490%	7.1%
United States Treasury Bill, 11/29/24, 4.520%	6.9%

Asset Weighting (% of total investments)

Value	Value
Money Market Funds	7.5%
U.S. Government & Agencies	92.5%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( https://www.wealthfront.com ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

Wealthfront Risk Parity Fund

Annual Shareholder Report - October 31, 2024

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024 – $15,750 2023 – $15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024 – $4,000 2023 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2023 and 2024, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2023 and 2024, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Wealthfront Risk Parity Fund

Class W Shares (WFRPX)

Annual Financial Statements

October 31, 2024

1-877-910-4232

www.wealthfront.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS
October 31, 2024

Principal Amount		Yield Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS - 97.1%
	U.S. TREASURY SECURITIES - 89.9%
$138,500,000	U.S. Treasury Bill	4.05	11/7/2024	$138,392,570
135,000,000	U.S. Treasury Bill	4.39	11/14/2024	134,773,039
53,000,000	U.S. Treasury Bill*	4.47	11/21/2024	52,864,108
89,500,000	U.S. Treasury Bill*	4.52	11/29/2024	89,179,685
123,500,000	U.S. Treasury Bill*	4.54	12/5/2024	122,964,627
500,000	U.S. Treasury Bill*	4.55	12/19/2024	496,967
99,000,000	U.S. Treasury Bill*	4.58	12/26/2024	98,309,877
98,000,000	U.S. Treasury Bill	4.53	1/2/2025	97,239,285
143,500,000	U.S. Treasury Bill*	4.50	1/9/2025	142,272,970
148,500,000	U.S. Treasury Bill	4.50	1/16/2025	147,102,951
92,500,000	U.S. Treasury Bill*	4.49	1/23/2025	91,554,174
45,000,000	U.S. Treasury Bill	4.50	1/30/2025	44,500,950
	TOTAL U.S. TREASURY SECURITIES (Cost - $1,159,551,235)			1,159,651,203

Shares
	MONEY MARKET FUND - 7.2%
93,589,722	First American Treasury Obligations Fund - Institutional Shares, 4.74% + (Cost - $93,589,722)			93,589,722

	TOTAL INVESTMENTS - 97.1% (Cost - $1,253,140,957)			$1,253,240,925
	ASSETS IN EXCESS OF OTHER LIABILITIES - NET - 2.9%			37,316,335
	NET ASSETS - 100.0%			$1,290,557,260

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2024.

*	All or a portion of this security is segregated as collateral for swap contracts.

TOTAL RETURN SWAPS
							Unrealized
Notional Amount at	Number of		Floating Rate			Upfront payments/	Appreciation/
October 31, 2024	Shares	Description#	to Pay	Termination Date	Fair Value	receipts	(Depreciation)^
$116,053,198	1,198,373	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	1/13/2025	$(418,833)	$—	$(418,833)
14,342,894	146,033	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	4/14/2025	(174,344)	—	(174,344)
61,346,747	627,075	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	4/28/2025	(384,708)	—	(384,708)
15,614,676	161,079	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	5/5/2025	21,673	—	21,673
3,518,277	36,556	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	6/16/2025	40,992	—	40,992
23,297,313	239,104	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	7/28/2025	67,523	—	67,523
153,791,154	1,576,052	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	8/11/2025	32,030	—	32,030
626,056	6,389	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	8/26/2025	(697)	—	(697)
9,186,416	92,605	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	9/12/2025	(127,554)	—	(127,554)
26,632,543	264,934	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	9/22/2025	(680,848)	—	(680,848)
33,949,916	335,383	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	10/9/2025	(1,100,873)	—	(1,100,873)
60,634,023	596,912	iShares Core U.S. Aggregate Bond ETF	OBFR + 31 bps	10/27/2025	(2,019,172)	—	(2,019,172)
65,452,265	657,541	iShares Core U.S. Aggregate Bond ETF	OBFR + 32 bps	11/17/2025	(896,074)	—	(896,074)
33,973,022	344,215	iShares Core U.S. Aggregate Bond ETF	OBFR + 32 bps	11/28/2025	(109,962)	—	(109,962)
10,263,793	118,392	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	1/13/2025	417,950	—	417,950
7,722,841	88,245	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	2/10/2025	238,442	—	238,442
11,043,697	125,058	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	3/5/2025	240,721	—	240,721
2,740,742	30,796	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	5/5/2025	42,130	—	42,130
20,208,182	232,465	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	5/19/2025	830,272	—	830,272
42,654,809	481,176	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	6/16/2025	902,222	—	902,222
134,661,420	1,506,847	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	7/28/2025	2,072,075	—	2,072,075
13,447,824	150,339	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	8/11/2025	161,864	—	161,864
2,919,119	32,697	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	8/26/2025	48,398	—	48,398
13,398,424	145,592	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	9/22/2025	(192,891)	—	(192,891)
26,292,280	285,914	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	10/9/2025	(389,335)	—	(389,335)
18,538,494	198,421	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	10/27/2025	(514,443)	—	(514,443)
31,651,724	344,265	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 18 bps	11/17/2025	(426,033)	—	(426,033)
10,400,019	113,921	iShares JPMorgan USD Emerging Markets Bond ETF	OBFR + 30 bps	11/28/2025	(46,768)	—	(46,768)
23,342,332	221,837	iShares TIPS Bond ETF	OBFR + 51 bps	1/13/2025	(42,481)	—	(42,481)
6,773,240	63,515	iShares TIPS Bond ETF	OBFR + 51 bps	1/15/2025	(103,085)	—	(103,085)
9,848,964	92,004	iShares TIPS Bond ETF	OBFR + 51 bps	2/10/2025	(145,414)	—	(145,414)
70,331,076	662,404	iShares TIPS Bond ETF	OBFR + 51 bps	3/31/2025	99,916	—	99,916
54,167,187	503,848	iShares TIPS Bond ETF	OBFR + 51 bps	4/14/2025	(473,005)	—	(473,005)
27,498,517	258,469	iShares TIPS Bond ETF	OBFR + 51 bps	4/21/2025	63,709	—	63,709
17,180,493	160,035	iShares TIPS Bond ETF	OBFR + 51 bps	4/28/2025	(91,979)	—	(91,979)
11,482,094	107,622	iShares TIPS Bond ETF	OBFR + 51 bps	5/5/2025	25,101	—	25,101
31,369,059	295,836	iShares TIPS Bond ETF	OBFR + 51 bps	6/16/2025	252,410	—	252,410
48,105,556	449,969	iShares TIPS Bond ETF	OBFR + 51 bps	7/28/2025	(2,519)	—	(2,519)
26,994,507	251,486	iShares TIPS Bond ETF	OBFR + 51 bps	8/15/2025	(141,201)	—	(141,201)
6,527,529	60,958	iShares TIPS Bond ETF	OBFR + 51 bps	8/26/2025	(4,932)	—	(4,932)
58,921,236	540,661	iShares TIPS Bond ETF	OBFR + 51 bps	9/8/2025	(1,066,088)	—	(1,066,088)
30,665,036	284,146	iShares TIPS Bond ETF	OBFR + 51 bps	9/12/2025	(233,792)	—	(233,792)
50,182,847	461,036	iShares TIPS Bond ETF	OBFR + 51 bps	9/22/2025	(731,401)	—	(731,401)
27,520,715	252,971	iShares TIPS Bond ETF	OBFR + 51 bps	9/26/2025	(365,457)	—	(365,457)

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2024

TOTAL RETURN SWAPS (Continued)

							Unrealized
Notional Amount at	Number of		Floating Rate			Upfront payments/	Appreciation/
October 31, 2024	Shares	Description#	to Pay	Termination Date	Fair Value	receipts	(Depreciation)^
$66,920,253	611,504	iShares TIPS Bond ETF	OBFR + 51 bps	10/9/2025	$(1,150,294)	$—	$(1,150,294)
19,816,150	178,804	iShares TIPS Bond ETF	OBFR + 51 bps	10/27/2025	(534,697)	—	(534,697)
24,525,785	224,205	iShares TIPS Bond ETF	OBFR + 51 bps	11/10/2025	(329,453)	—	(329,453)
40,558,618	370,427	iShares TIPS Bond ETF	OBFR + 16 bps	11/17/2025	(538,071)	—	(538,071)
34,942,880	322,481	iShares TIPS Bond ETF	OBFR + 16 bps	11/28/2025	(29,493)	—	(29,493)
12,680,348	29,860	SPDR S&P 500 ETF Trust	OBFR + 63 bps	11/6/2024	3,547,957	—	3,547,957
12,222,905	28,919	SPDR S&P 500 ETF Trust	OBFR + 63 bps	12/3/2024	3,548,351	—	3,548,351
10,313,292	22,674	SPDR S&P 500 ETF Trust	OBFR + 63 bps	1/8/2025	2,111,363	—	2,111,363
1,640,393	3,550	SPDR S&P 500 ETF Trust	OBFR + 63 bps	1/13/2025	307,044	—	307,044
10,800,534	23,109	SPDR S&P 500 ETF Trust	OBFR + 63 bps	2/10/2025	1,869,579	—	1,869,579
10,928,950	22,933	SPDR S&P 500 ETF Trust	OBFR + 63 bps	2/12/2025	1,649,084	—	1,649,084
11,839,033	24,217	SPDR S&P 500 ETF Trust	OBFR + 63 bps	3/5/2025	1,488,421	—	1,488,421
3,095,822	6,107	SPDR S&P 500 ETF Trust	OBFR + 63 bps	3/31/2025	276,768	—	276,768
19,099,990	37,863	SPDR S&P 500 ETF Trust	OBFR + 63 bps	5/19/2025	1,899,793	—	1,899,793
13,645,665	25,715	SPDR S&P 500 ETF Trust	OBFR + 63 bps	9/12/2025	836,563	—	836,563
100,735	189	SPDR S&P 500 ETF Trust	OBFR + 63 bps	9/15/2025	5,773	—	5,773
8,313,442	14,877	SPDR S&P 500 ETF Trust	OBFR + 63 bps	9/22/2025	78,802	—	78,802
28,598,742	52,908	SPDR S&P 500 ETF Trust	OBFR + 63 bps	10/9/2025	1,340,765	—	1,340,765
43,715,121	76,549	SPDR S&P 500 ETF Trust	OBFR + 63 bps	10/27/2025	(398,166)	—	(398,166)
8,536,999	14,917	SPDR S&P 500 ETF Trust	OBFR + 63 bps	10/30/2025	(95,889)	—	(95,889)
21,490,607	37,057	SPDR S&P 500 ETF Trust	OBFR + 19 bps	11/17/2025	(469,459)	—	(469,459)
20,794,804	35,899	SPDR S&P 500 ETF Trust	OBFR + 19 bps	11/28/2025	(389,896)	—	(389,896)
2,467,990	57,839	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	12/3/2024	347,895	—	347,895
12,040,004	261,791	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	1/8/2025	770,205	—	770,205
4,621,042	99,532	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	1/13/2025	252,887	—	252,887
67,790	1,439	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	2/10/2025	2,134	—	2,134
6,012,105	126,704	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	2/12/2025	144,782	—	144,782
10,287,194	214,829	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	3/5/2025	191,754	—	191,754
74,739,735	1,530,583	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	3/31/2025	205,400	—	205,400
3,351,002	67,656	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	5/8/2025	(35,255)	—	(35,255)
1,650,784	33,195	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	4/14/2025	(21,463)	—	(21,463)
11,594,359	232,912	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	4/21/2025	(155,057)	—	(155,057)
6,119,986	126,446	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	6/3/2025	100,929	—	100,929
6,269,677	127,666	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	6/6/2025	14,019	—	14,019
4,958,995	100,356	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	7/28/2025	(22,708)	—	(22,708)
8,297,952	159,056	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	11/10/2025	(359,617)	—	(359,617)
13,895,615	267,154	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	11/17/2025	(547,224)	—	(547,224)
9,048,106	179,191	Vanguard FTSE Developed Markets Index ETF	OBFR + 66 bps	11/28/2025	(74,777)	—	(74,777)
17,019,901	419,416	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	12/24/2024	2,010,930	—	2,010,930
7,147,144	177,411	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	1/8/2025	922,046	—	922,046
6,606,878	163,554	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	1/13/2025	837,195	—	837,195
5,737,803	141,844	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	2/10/2025	618,945	—	618,945
16,293,542	406,830	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	2/12/2025	1,946,443	—	1,946,443
13,857,145	347,171	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	3/5/2025	1,762,470	—	1,762,470
4,727,509	113,606	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	4/28/2025	418,209	—	418,209
28,052,635	678,973	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	5/19/2025	2,796,862	—	2,796,862
17,381,103	388,062	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	9/22/2025	434,214	—	434,214
12,267,211	281,907	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 63 bps	10/9/2025	794,045	—	794,045
32,063,965	681,587	Vanguard FTSE Emerging Markets Stock Index ETF	OBFR + 32 bps	11/28/2025	(336,220)	—	(336,220)
10,693,145	130,835	Vanguard Real Estate Index ETF	OBFR + 51 bps	1/6/2025	1,489,391	—	1,489,391
7,719,885	90,507	Vanguard Real Estate Index ETF	OBFR + 51 bps	3/5/2025	690,569	—	690,569
2,763,887	32,893	Vanguard Real Estate Index ETF	OBFR + 51 bps	3/31/2025	303,487	—	303,487
16,038,575	189,476	Vanguard Real Estate Index ETF	OBFR + 51 bps	4/28/2025	1,559,428	—	1,559,428
5,625,051	70,033	Vanguard Real Estate Index ETF	OBFR + 51 bps	5/19/2025	900,435	—	900,435
6,135,669	73,817	Vanguard Real Estate Index ETF	OBFR + 51 bps	6/13/2025	767,317	—	767,317
11,042,808	132,091	Vanguard Real Estate Index ETF	OBFR + 51 bps	6/24/2025	1,329,330	—	1,329,330
9,405,345	112,955	Vanguard Real Estate Index ETF	OBFR + 51 bps	7/11/2025	1,204,071	—	1,204,071
9,479,388	112,823	Vanguard Real Estate Index ETF	OBFR + 51 bps	7/17/2025	1,124,724	—	1,124,724
22,303,143	266,660	Vanguard Real Estate Index ETF	OBFR + 51 bps	7/28/2025	2,797,127	—	2,797,127
21,303,336	252,732	Vanguard Real Estate Index ETF	OBFR + 51 bps	8/11/2025	2,281,066	—	2,281,066
9,695,605	105,383	Vanguard Real Estate Index ETF	OBFR + 51 bps	9/22/2025	200,197	—	200,197
26,894,971	283,492	Vanguard Real Estate Index ETF	OBFR + 51 bps	10/9/2025	(188,494)	—	(188,494)
3,628,733	36,960	Vanguard Real Estate Index ETF	OBFR + 51 bps	10/23/2025	(139,404)	—	(139,404)
2,429,787	24,550	Vanguard Real Estate Index ETF	OBFR + 51 bps	10/27/2025	(112,304)	—	(112,304)
63,286,463	673,396	Vanguard Real Estate Index ETF	OBFR + 24 bps	11/17/2025	(47,333)	—	(47,333)
					$36,877,034	$—	$36,877,034

#	Each total return swap accesses a single exchange-traded fund as referenced below and settles to cash upon termination of the swap with no interim payments. The counterparty for all swap contracts is JP Morgan. ^ Includes accrued dividend and interest income, and swap fees.

ETF - Exchange-Traded Fund

OBFR - Overnight Bank Funding Rate.

The OBFR was 4.83% on October 31, 2024.

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2024

ASSETS
Investment securities:
At cost	$1,253,140,957
At fair value	$1,253,240,925
Net unrealized appreciation on swap contracts	36,877,034
Interest receivable	255,608
Receivable for Fund shares sold	705,988
TOTAL ASSETS	1,291,079,555

LIABILITIES
Payable for Fund shares redeemed	250,014
Advisory fees payable	272,281
TOTAL LIABILITIES	522,295
NET ASSETS	$1,290,557,260

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$1,520,718,823
Accumulated deficit	(230,161,563)
NET ASSETS	$1,290,557,260

Net Asset Value Per Share:
Class W Shares:
Net Assets	$1,290,557,260
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	158,851,941
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.12

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2024

INVESTMENT INCOME
Interest	$65,073,496

EXPENSES
Investment advisory fees	3,053,792
Trustees fees and expenses	14,030
Legal fees	3,771
TOTAL EXPENSES	3,071,593

NET INVESTMENT INCOME	62,001,903

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SWAP CONTRACTS
Net realized gain on:
Swap contracts	31,081,900

Net change in unrealized appreciation on:
Investments	114,846
Swap contracts	135,236,825
135,351,671

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SWAP CONTRACTS	166,433,571

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,435,474

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2024	2023
FROM OPERATIONS
Net investment income	$62,001,903	$56,899,937
Net realized gain/(loss) from investments and swap contracts	31,081,900	(137,071,237)
Net change in unrealized appreciation on investments and swap contracts	135,351,671	42,757,648
Net increase/(decrease) in net assets resulting from operations	228,435,474	(37,413,652)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(63,627,205)	(55,844,034)

FROM SHARES OF BENEFICIAL INTEREST
Class W
Proceeds from shares sold:	242,232,296	277,759,360
Payments for shares redeemed:	(245,741,406)	(229,113,610)
Net increase/(decrease) in net assets from shares of beneficial interest	(3,509,110)	48,645,750

TOTAL INCREASE/(DECREASE) IN NET ASSETS	161,299,159	(44,611,936)

NET ASSETS
Beginning of year	1,129,258,101	1,173,870,037
End of year	$1,290,557,260	$1,129,258,101

SHARE ACTIVITY
Shares Sold	30,387,324	35,167,669
Shares Redeemed	(30,781,697)	(28,916,347)
Net increase/(decrease) in shares of beneficial interest outstanding	(394,373)	6,251,322

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class W
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2024	2023	2022	2021		2020
Net asset value, beginning of year	$7.09	$7.67	$10.59	$8.98		$10.59
Activity from investment operations:
Net investment income/(loss) (1)	0.39	0.37	0.05	(0.02)		0.05
Net realized and unrealized gain/(loss) on investments	1.04	(0.59)	(2.61)	1.63		(1.39)
Total from investment operations	1.43	(0.22)	(2.56)	1.61		(1.34)
Less distributions from:
Net investment income	(0.40)	(0.36)	(0.04)	—		(0.05)
Net realized gains	—	—	(0.32)	—		(0.22)
Return of capital	—	—	—	—		(0.00	) (4)
Total distributions	(0.40)	(0.36)	(0.36)	—		(0.27)
Net asset value, end of year	$8.12	$7.09	$7.67	$10.59		$8.98
Total return (2)	20.41%	(3.22)%	(24.92)%	17.93	% (5)	(12.94)%
Net assets, end of year (000’s)	$1,290,557	$1,129,258	$1,173,870	$1,585,301		$975,000
Ratio of expenses to average net assets (3)	0.24%	0.24%	0.24%	0.24%		0.24%
Ratio of net investment income/(loss) to average net assets (3)	4.87%	4.63%	0.59%	(0.21)%		0.49%
Portfolio Turnover Rate	0%	0%	0%	0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(3)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(4)	Amount represents less than $0.005.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2024

1.	ORGANIZATION

Wealthfront Risk Parity Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund offers Class W shares. The Fund commenced investment operations for Class W shares on January 22, 2018. The Fund’s investment objective is to seek long-term total return, which consists of both capital appreciation and income.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”) . The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities, including U.S. government obligation (other than short-term obligations) not traded on an exchange, are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

Futures contracts are valued at the settlement price determined by the applicable U.S. exchange on the date with respect to which the NAV is being determined, or if no settlement price is available, at the last sale price as of the close of business prior to the NAV determination on such day. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps shall be valued either by a pricing agent covering the specific type of swap; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies.

The Fund may hold securities, such as interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has appointed the Fund’s adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2024 for the Fund’s assets and liabilities measured at fair value:

Wealthfront Risk Parity Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$1,159,651,203	$—	$1,159,651,203
Money Market Fund	93,589,722	—	—	93,589,722
Swap Contracts	—	36,877,034	—	36,877,034
Total Assets	$93,589,722	$1,196,528,237	$—	$1,290,117,959

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the year ended October 31, 2024.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributions from net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2021-October 31, 2023, or is expected to be taken in the Fund’s October 31, 2024 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Swap Agreements – The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty. Net unrealized appreciation on swap contracts as shown on the statement of assets and liabilities as of October 31, 2024 includes changes in the fair value of the underlying, and receivables and payables for income and financing payments, respectively. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.

As of October 31, 2024, the unrealized appreciation on swap contracts subject to equity risk was $36,877,034. For the year ended October 31, 2024, the net change in unrealized appreciation on swap contracts subject to equity risk was $135,236,825. For the year ended October 31, 2024, the Fund had a realized gain of $31,081,900 on swap contracts subject to equity risk.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for these contracts as of October 31, 2024.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
		Gross Amounts	Net Amount of
	Gross Amounts	Offset in the	Assets/Liabilities
	of Recognized	Statement of Assets	Present in the Statement		Financial	Cash Collateral
Description	Assets/Liabilities	and Liabilities	of Assets and Liabilities		Instruments	Pledged	Total
Assets
Swap Contracts	$53,736,197	$(16,859,163)	$36,877,034	(1)	$—	$—	$—
Liabilities
Swap Contracts	$(16,859,163)	$16,859,163	$—		$—	$—	$—

(1)	Net unrealized appreciation as presented in the Portfolio of Investments.

The notional value of the derivative instruments outstanding as of October 31, 2024 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended October 31, 2024, as disclosed above and within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the fund expects risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended October 31, 2024, there were no aggregate purchases and sales of investments (excluding U.S. Government securities and short-term investments).

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

4.	RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include, but are not limited to commodities risk, correlation risk, counterparty credit risk, credit risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, fixed income securities risk (including call risk, credit risk, duration risk, interest rate risk, liquidity risk, and prepayment and extension risk), foreign (non U.S.) investment risk, forward and futures contract risk, gap risk, high portfolio turnover risk, interest rate risk, investment companies and exchange-traded funds risk (including other ETF risk and money market fund risk), leveraging risk, LIBOR risk, managed volatility strategy risk, management risk, market risk, market events risk, model and data risk, real estate investment trusts risk, swap risk, tax risk, treasury inflation-protected securities (“TIPS”) risk, U.S. government securities risk and volatility risk.

Commodities Risk – Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Correlation Risk – Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by Wealthfront Strategies LLC (the “Adviser”), the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

Counterparty Credit Risk – The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund may enter into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. These risks are magnified by the Fund’s limited number of counterparties.

Credit Risk – The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity.

Derivatives Risk - In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

Adverse changes in the value or level of the underlying asset can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Certain derivatives require the Fund to make margin payments and the Fund may have to post additional margin if the value of the derivative position decreases in a manner adverse to the Fund.

Emerging Market Risk – Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Foreign (Non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposure.

Interest Rate Risk – Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed- income securities to fall while the prices of other securities rise or remain unchanged. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

Investment Companies and ETFs Risk – When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company (including an ETF) generally reflects the risks of owning the underlying investments held by the investment company. The Fund will also bear brokerage costs when it purchases and sells shares of an investment company. During periods of market volatility, inverse ETFs may not perform as expected. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; or underlying managed index and (5) a passively managed ETF may hold troubled securities. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of the Fund’s investment at $1.00 per share.

LIBOR Risk – The London Interbank Offered Rate, (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On July 27, 2017, the United Kingdom Financial Conduct Authority announced the gradual phase out of LIBOR rates with nearly all publications of LIBOR on a representative basis having ceased as of June 20, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to USD LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the changes in rates, negative effects on the valuation of the Fund’s investments, and how to appropriate adjust these rates at the time of transition, poses risk for the Fund.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the securities markets, adverse investor sentiment and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Model and Data Risk – Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

Treasury Inflation-Protected Securities (“TIPS”) Risk – TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation- indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk.

U.S. Government Securities Risk – Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Volatility Risk – The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

Wealthfront Strategies LLC serves as the Fund’s investment adviser. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Adviser, under the oversight of the Board, provides the investment management program for the Fund. Effective February 28, 2019, as compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary fee computed and accrued daily, and paid monthly, based on the Fund’s average daily net assets at the annual rate of 0.24%. Pursuant to the advisory agreement, the Fund incurred $3,053,792 in advisory fees for the year ended October 31, 2024.

The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses. The fee is computed daily and payable monthly.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser, on behalf of the Fund, pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser on behalf of the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser on behalf of the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized depreciation at October 31, 2024, were as follows:

Cost for Federal Tax purposes	$1,253,140,957
Unrealized Appreciation	$2,519,671,913
Unrealized Depreciation	(2,482,694,911)
Tax Net Unrealized Appreciation	$36,977,002

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2024	October 31, 2023
Ordinary Income	$63,627,205	$55,844,034
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$63,627,205	$55,844,034

As of October 31, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$953,662	$—	$—	$(268,092,227)	$—	$36,977,002	$(230,161,563)

At October 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$259,665,782	$8,426,445	$268,092,227	$31,081,900

Wealthfront Risk Parity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2024

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of October 31, 2024, Wealthfront Brokerage Corporation, holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

The Board has concluded, based upon the recommendation of the Advisor that it is in the best interests of the Fund and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about January 15, 2025.

The Fund is closed to all new investments as of November 5, 2024. On or about January 6, 2025, the Fund will no longer pursue its stated investment objective, and the Fund will begin liquidating its portfolio as soon as is reasonable and practicable. On or about the close of business on January 15, 2025, the Fund will distribute pro rata all its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Wealthfront Risk Parity Fund and
Board of Trustees of Two Roads Shared Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wealthfront Risk Parity Fund (the “Fund”), a series of Two Roads Shared Trust, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended October 31, 2022, and prior, were audited by other auditors whose reports dated December 27, 2022, and December 28, 2021, expressed unqualified opinions on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

December 30, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

INVESTMENT ADVISER
Wealthfront Strategies LLC
261 Hamilton Avenue
Palo Alto, CA 94301

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

/s/ James Colantino
By James Colantino
Principal Executive Officer
Date: 1/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ James Colantino
By James Colantino
Principal Executive Officer
Date: 1/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Laura Szalyga
By Laura Szalyga
Principal Financial Officer
Date: 1/6/2025